                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 16, 2005
                                                          --------------

                  Wachovia Commercial Mortgage Securities, Inc.
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                 (Exact name of registrant specified in Charter)

   North Carolina                   333-120922-02              56-1643598
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  (State or other                    (Commission              (IRS Employer
  jurisdiction of                     File Number)         Identification No.)
   incorporation)

                  301 South College Street                  28288-0166
                Charlotte, North Carolina
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         (Address of principal executive offices)             Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (704) 374-6161

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation if the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4d(c))

ITEM 8.01.        Other Events.
                  ------------

Attached as an exhibit to this Form 8-K is a Supplement dated March 16, 2005, to the Preliminary Prospectus Supplement dated March 4, 2005, to the Prospectus dated March 4, 2005, with regard to Wachovia Commercial Mortgage Securities,
Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-C17.

ITEM 9.01.        Financial Statements, Pro Forma Information and Exhibits.
                  --------------------------------------------------------
(a)      Financial Statements                         Not Applicable

(b)      Pro Forma Financial Information              Not Applicable

(c)      Exhibits

Item 601(a) of Regulation S-K
Exhibit No.                                           Description
-----------                                           -----------

99                                                    Supplement dated March 16,
                                                      2005, to the Preliminary
                                                      Prospectus Supplement
                                                      dated March 4, 2005, to
                                                      the Prospectus dated March
                                                      4, 2005, with regard to
                                                      Wachovia Commercial
                                                      Mortgage Securities, Inc.,
                                                      Commercial Mortgage
                                                      Pass-Through Certificates,
                                                      Series 2005-C17.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

                                   By:      /s/ William J. Cohane
                                            ------------------------------------
                                            Name:    William J. Cohane
                                            Title:    Managing Director

Date:  March 16, 2005

                                  EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.                     Description
-----------                     -----------

99                              Supplement dated March 16, 2005, to the
                                Preliminary Prospectus Supplement dated March 4,
                                2005, to the Prospectus dated March 4, 2005,
                                with regard to Wachovia Commercial Mortgage
                                Securities, Inc., Commercial Mortgage
                                Pass-Through Certificates, Series 2005-C17.